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                           The Target Portfolio Trust
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                     Large Capitalization Growth Portfolio
                      Large Capitalization Value Portfolio
                     Small Capitalization Growth Portfolio
                      Small Capitalization Value Portfolio
                         International Equity Portfolio
                          International Bond Portfolio
                          Total Return Bond Portfolio
                        Intermediate-Term Bond Portfolio
                      Mortgage Backed Securities Portfolio
                     U.S. Government Money Market Portfolio

   Supplement dated December 28, 2001 to the Prospectus dated April 30, 2001.

   Beginning January 15, 2002, each Portfolio listed above will calculate its net asset value per share (NAV) at the close of regular trading on the New York Stock Exchange (NYSE), usually 4:00 p.m. New York time, as described below. Each Portfolio listed above (other than the U.S. Government Money Market Portfolio) currently calculates its NAV at 4:15 p.m. New York time. The U.S. Government Money Market Portfolio currently calculates its NAV at 4:30 p.m. New York time. This change also affects the time by which a Portfolio must receive orders to buy, sell or exchange Portfolio shares in order to receive the same day's NAV. This Supplement also discusses when a Portfolio may fair value a security instead of using market quotations.

   The information in this Supplement supersedes any contrary information that may be contained either in the Prospectus or in the statement of additional information of The Target Portfolio Trust (the Trust). This Supplement relates to various sections within the Prospectus section entitled 'How to Buy, Sell and Exchange Shares of the Trust.'

1. The following modifies the section beginning on page 59 entitled 'How to Buy Shares--Step 2: Understanding the Price You'll Pay.'

      All Portfolios other than the U.S. Government Money Market Portfolio (the Non-Money Market Portfolios). A Non-Money Market Portfolio's investments are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Trust's Board. A Non-Money Market Portfolio also may use fair value pricing if it determines that a market quotation is not reliable based, among other things, on events that occur after the quotation is derived or after the close of the primary market on which the security is traded, but before the time that the Portfolio's NAV is determined. This use of fair value pricing most commonly occurs with securities that are primarily traded outside the U.S., but also may occur with U.S.-traded securities. The fair value of a portfolio security that a Non-Money Market Portfolio uses to determine its NAV may differ from the security's quoted or published price. For purposes of computing a Non-Money Market Portfolio's NAV, we will value the Portfolio's futures contracts 15 minutes after the close of regular trading on the NYSE. Except when we fair value securities or as noted below, we normally value each foreign security held by a Non-Money Market Portfolio as of the close of the security's primary market.

TMF158C3


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      All Portfolios. We determine each Portfolio's NAV once each business day at the close of regular trading on the NYSE, usually 4:00 p.m. New York time. The NYSE is closed on most national holidays and Good Friday.

      International Equity, Total Return Bond, Intermediate-Term Bond and International Bond Portfolios. We do not price, and you will not be able to purchase or redeem, shares of any of these Portfolios on days when the NYSE is closed but the primary markets for these securities are open, even though the value of its foreign securities may have changed. Conversely, each of these Portfolios will ordinarily price its shares, and you may purchase and redeem shares, on days that the NYSE is open but foreign securities markets are closed.

      General. We may not determine a Portfolio's NAV on days when we have not received any orders to purchase, sell or exchange Portfolio shares, or when changes in the value of the Portfolio's investments do not materially affect its NAV.

      Most national newspapers report the NAVs of larger mutual funds, allowing investors to check the prices of those funds daily.

2. The following is added to the end of the section on page 60 entitled 'How to Buy Shares--What Price Will You Pay for Shares of the Portfolios?'

      Unless regular trading on the NYSE closes before 4:00 p.m., your order to purchase must be received by 4:00 p.m. New York time in order to receive that day's NAV. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to purchase is received after the close of regular trading on the NYSE.

3. The following is added to the end of the second paragraph of the section on page 60 entitled 'How to Sell Your Shares.'

      In the event that trading on the NYSE closes before 4:00 p.m., you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE.